UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 12, 2020 (June 10, 2020)

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ATUS	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election Of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As described in Item 5.07 below, on June 10, 2020, the stockholders of Altice USA, Inc. (the “Company”) approved an amendment and restatement to the Altice USA 2017 Long Term Incentive Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan by 35,000,000 and makes other changes. A detailed description of the Plan is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 24, 2020. A complete copy of the Plan is filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the SEC on June 10, 2020 and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
On June 10, 2020, the Company held its 2020 Annual Meeting of Stockholders ("Annual Meeting") at which the Class A and Class B stockholders voted together as a single class upon: (i) the election of Patrick Drahi, Gerrit Jan Bakker, Manon Brouillette, David Drahi, Dexter Goei, Mark Mullen, Dennis Okhuijsen, Charles Stewart and Raymond Svider to the Company’s Board of Directors for one-year terms; (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year; and (iii) the amendment and restatement to the Company’s 2017 Long Term Incentive Plan.
The Class A and Class B stockholders elected all nine director nominees on which they voted, approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year, and approved the amendment and restatement to the Company’s 2017 Long Term Incentive Plan.
The number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below. In accordance with the Company’s Amended and Restated Certificate of Incorporation, Class A stockholders have one vote per share and Class B stockholders have twenty-five votes per share.
No other matters were considered and voted on by the stockholders at the Annual Meeting.
Proposal 1: Election of Directors

	For	Against	Abstain	Broker Non-Votes
Patrick Drahi	4,817,084,526	100,231,650	183,994	16,955,900
Gerrit Jan Bakker	4,825,246,454	92,180,141	73,575	16,955,900
Manon Brouillette	4,829,252,593	88,174,865	72,712	16,955,900
David Drahi	4,804,846,854	112,581,224	72,092	16,955,900
Dexter Goei	4,833,031,322	84,418,973	49,875	16,955,900
Mark Mullen	4,819,610,727	97,816,713	72,730	16,955,900
Dennis Okhuijsen	4,824,896,393	92,538,801	64,976	16,955,900
Charles Stewart	4,825,090,346	92,359,311	50,513	16,955,900
Raymond Svider	4,749,774,177	167,653,471	72,522	16,955,900

Proposal 2: Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm

For:	4,934,160,623
Against:	145,663
Abstain:	149,784

Proposal 3: Amendment and Restatement to the 2017 Long Term Incentive Plan

For:	4,905,052,237
Against:	12,389,331
Abstain:	58,602
Broker Non-Votes:	16,955,900

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: June 12, 2020	By:	/s/ Michael E. Olsen
Michael E. Olsen
Executive Vice President, General Counsel and Secretary